POWER OF ATTORNEY

June 17, 2021

The undersigned constitutes and appoints Patrick A. Roney, Eric D. Miller and Patrick Daugherty, or any of them acting singly, as the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, to sign any and all SEC statements of beneficial ownership of securities of Vintage Wine Estates, Inc., a Nevada corporation (the "Company"), on
Schedule 13D as required by Section 13 and Forms 3, 4 and 5 as required by
Section 16(a) of the Securities Exchange Act of 1934, as amended, and any amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the SEC, the Company and any stock exchange on which any of the Company's securities are listed, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each act and thing necessary or appropriate to be done under said Section 13 and Section 16(a), as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

A copy of this power of attorney shall be filed with the SEC. The authorization set forth above shall continue in full force and effect until the undersigned revokes such authorization by written instructions to the attorneys-in-fact.

The authority granted hereby shall in no event be deemed to impose or create any duty on behalf of the attorneys-in-fact with respect to the undersigned's duties to file with the SEC, or amend, a statement on Schedule 13D or Form 3, 4 or 5.

SONOMA BRANDS II, L.P.

By: Sonoma Brands II GP, LLC, its general partner
By: Sonoma Brands Partners II, LLC, its managing member


By:	/s/ Jonathan Sebastiani
	Jonathan Sebastiani
	Managing Member

SONOMA BRANDS II SELECT, L.P.

By: Sonoma Brands II GP, LLC, its general partner
By: Sonoma Brands Partners II, LLC, its managing member


By:	/s/ Jonathan Sebastiani
	Jonathan Sebastiani
	Managing Member

SONOMA BRANDS VWE CO-INVEST, L.P.

By: Sonoma Brands II GP, LLC, its general partner
By: Sonoma Brands Partners II, LLC, its managing member


By:	/s/ Jonathan Sebastiani
	Jonathan Sebastiani
	Managing Member

SONOMA BRANDS II GP, LLC

By: Sonoma Brands Partners II, LLC, its managing member

By:	/s/ Jonathan Sebastiani
	Jonathan Sebastiani
	Managing Member

SONOMA BRANDS PARTNERS II, LLC

By:	/s/ Jonathan Sebastiani
	Jonathan Sebastiani
	Managing Member